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 MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST I
Class A and Class B Certificates, Series 1997-1

The undersigned, a duly authorized representative of Household Finance Corporation, as
Servicer (the "Servicer"), pursuant to the Amended and Restated Pooling and Servicing
Agreement, dated as of August 1, 1993 (the "Pooling and
Servicing Agreement"), by and among
Household Affinity Funding Corporation, as Transferor, the
Servicer, and The Bank of New York,
as Trustee, does hereby certify with respect to the information set forth below as follows:
1.Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2.Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.The undersigned is a Servicing Officer.

5.Trust Information.
(a)The aggregate amount of Collections processed for the Due
Period
preceding such Distribution Date was equal to                       $2,093,097,581.67
 ............................................................
 .....................
(b)The aggregate amount of such Collections with respect to
Principal
Receivables for the Due Period preceding such Distribution
Date was
equal to                                                            $1,972,855,024.82
 ............................................................
 ............................................................
 .....................................
(i)The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ],                   31.06%
is ..............
(c)The aggregate amount of such Collections with respect to
Finance Charge
and Administrative Receivables and the Defaulted Amount for
the Due Period preceding
such Distribution Date was equal to                                   $120,242,556.85
 ............................................................
 .........................................
(i)The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f)                    21.50%
],  is ......................................
(ii)The amount of such aggregate with respect to Finance               $71,309,166.37
Charge was equal to
(iii)The amount of such aggregate with respect to Fees was             $19,556,934.33
equal to ...
(iv)The amount of such aggregate with respect to Interchange           $27,892,147.15
was equal to ..
(v)The amount of such aggregate with respect to Other                     $252,333.00
Recoveries was equal to ..

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(vi)The amount of such aggregate with respect to Principal              $1,231,976.00
Recoveries was equal to ..
(d)The Gross Defaulted Amount for the preceding Due Period             $27,884,719.45
is
 ............................................................
 ...
(i)The annualized default rate, (d) *12 / (f),  is                              5.04%
 ............................................
(ii)The annualized net default rate, [(d)-(c)(vi)] *12 /                        4.81%
(f),  is ............................................
(e)The Portfolio Yield for such Distribution Date                              16.68%
 ............................................................
 ...................
(f)The total amount of Principal Receivables in the Trust at the beginning
of the preceding Due Period is equal to                             $6,643,478,646.26
 ............................................................
 .................................
(g)The total amount of Principal Receivables as of the last
day of the
immediately preceding Due Period is                                 $6,538,502,718.34
 ............................................................
 .....................................
(h)The average amount of Principal Receivables in the Trust
during the
preceding Due Period (the sum of the amounts in clause (e)
and the
amount in clause (g) divided by 2) is equal to                      $6,590,990,682.30
 ............................................................
 .......................
(i)The total amount of Finance Charge and Administrative
Receivables in the
Trust as of the last day of the immediately preceding Due             $149,305,115.51
Period is .....................................
(j)The aggregate outstanding gross balance of the Accounts
which were
one payment (5-29 days) delinquent  as of the close of
business on the last
day of the calendar month preceding such Distribution Date            $199,884,361.88
was equal to ........................
(k)The aggregate outstanding gross balance of the Accounts
which were
two payments (30-59 days) delinquent as of the close of
business on the last
day of the calendar month preceding such Distribution Date             $72,793,074.04
was equal to ........................
(l)The aggregate outstanding gross balance of the Accounts
which were
three or more payments (60+ days) delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date            $154,818,022.97
was equal to ........................
(m)The aggregate amount of Trust Excess Principal
Collections for such
Distribution Date                                                   $1,706,043,958.18
is..........................................................
 ......................
(n)The aggregate amount of Principal Shortfalls for such                        $0.00
Distribution Date is ......................

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6.Group Two Information
(a)The Average Rate for Group Two (the weighted average
Certificate Rate
reduced to take into account any payments made pursuant to
interest
rate agreements, if any ) is equal to                                         6.8041%
 ............................................................
 ......................................
(b)Group Two Total Investor Collections is equal to                   $315,060,481.58
 ............................................................
 ...........
(c)Group Two Investor Principal Collections is equal to               $296,961,144.89
 ............................................................
 ...
(d)Group Two Investor Finance Charge and Administrative                $18,099,336.70
Collections is equal to ...........
(e)Group Two Investor Additional Amounts is equal to                            $0.00
 ............................................................
 .......
(f)Group Two Investor Default Amount is equal to                        $4,197,307.00
 ............................................................
 ...............
(g)Group Two Investor Monthly Fees is equal to                          $1,666,666.67
 ............................................................
 ....................
(h)Group Two Investor Monthly Interest is equal to                      $5,859,043.06
 ............................................................
 ...............
7.Series 1997-1 Information
(a)The Series Adjusted Portfolio Yield for the Due Period
preceding such
Distribution Date was equal to                                                 16.68%
 ............................................................
 ..................................................
(b)The Series 1997-1 Allocation Percentage with respect to
the Due
Period preceding such Distribution Date was equal to                           17.15%
 ............................................................
 ...
(c)The Floating Allocation Percentage for the Due Period
preceding such
Distribution Date was equal to                                                 87.79%
 ............................................................
 ...................................................
(d)The aggregate amount of Reallocated Finance Charge and
Administrative Collections for the Due Period preceding
such Distribution Date is equal to                                     $18,099,336.70
 ............................................................
 .............................................
(e)The Floating Allocation Percentage of Series Allocable
Finance
Charge and Administrative Collections for the Due Period
preceding
such Distribution Date is equal                                        $18,099,336.70
to..........................................................
 ..............................................
(f)Class A Invested Amount                                            $870,000,000.00
 ............................................................
 ..........................................................
(g)The Class A Invested Percentage with respect to the Due
Period
preceding such Distribution Date was equal to                                  87.00%
 ............................................................
 ...................
(h)The Class A Invested Percentage of the amount set forth
in Item 7(d)
above was equal to                                                     $15,746,422.93
 ............................................................
 ............................................................
 ............
(i)The amount of Class A Monthly Interest for such
Distribution Date is
equal                                                                   $5,035,336.46
to..........................................................
 ............................................................
 .......................................

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(j)The amount of any Class A Monthly Interest previously due but not
distributed on a prior Distribution Date is equal to                            $0.00
 ............................................................
 ...........
(k)The amount of Class A Additional Interest for such
Distribution Date
is equal to                                                                     $0.00
 ............................................................
 ............................................................
 ................................
(l)The amount of any Class A Additional Interest previously
due but not
distributed on a prior Distribution Date is equal                               $0.00
to..........................................................
 ..............
(m)The Class A Investor Default Amount for such Distribution
Date is
equal to                                                                $3,651,657.09
 ............................................................
 ............................................................
 ...................................
(n)The Allocable Servicing Fee for such Distribution Date is            $1,666,666.67
equal to.......................................
(o)The Class A Required Amount, if any, with respect to such
Distribution Date is equal                                                      $0.00
to..........................................................
 ......................................................
(p)Class B Invested Amount                                             $47,500,000.00
 ............................................................
 ...........................................................
(q)The Class B Invested Percentage for the Due Period
preceding such
Distribution Date was equal                                                     4.75%
to..........................................................
 ....................................................
(r)The Class B Invested Percentage of the amount set forth
in Item 7(d)
above is equal                                                            $859,718.49
to..........................................................
 ............................................................
 .....................
(s)The amount of Class B Monthly Interest for such
Distribution Date is
equal                                                                     $282,280.30
to..........................................................
 ............................................................
 .......................................
(t)The amount of any Class B Monthly Interest previously due but not
distributed on a prior Distribution Date is equal                               $0.00
to..........................................................
 ................
(u)The amount of Class B Additional Interest for such
Distribution Date
is equal                                                                        $0.00
to..........................................................
 ............................................................
 .................................
(v)The amount of any Class B Additional Interest previously
due but not
distributed on a prior Distribution Date is equal                               $0.00
to..........................................................
 ...............
(w)Class B Investor Default Amount for such Distribution
Date is equal
to..........................................................              $199,372.08
 ............................................................
 ................................................
(x)The Collateral Invested Percentage of the amount set
forth in Item 7(d)
above is equal                                                          $1,493,195.28
to..........................................................
 ............................................................
 ......................

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(y)The Series 1997-1 Principal Shortfall for such
Distribution Date is
equal                                                                           $0.00
to..........................................................
 ............................................................
 .....................................
(z)The Series 1997-1 Excess Principal Collections is equal                      $0.00
to.........................................................
(aa)The amount of Excess Finance Charge and Administrative
Collections
with respect to such Distribution Date is equal                         $7,463,396.18
to..........................................................
 ................
(bb)The amount of Excess Finance Charge and Administrative
Collections
referred to in Item 7(aa) will be available to be
distributed on such
Distribution Date to fund or reimburse the following items:
(i)to fund the Class A Required Amount, if any, with
respect to such Distribution                                                    $0.00
Date.................................................
(ii)to reimburse Class A Investor Charge-                                       $0.00
Offs.........................
(iii)to pay current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount                                                          $0.00
 ............................................................
 ........
(iv)to fund the Class B Investor Default Amount with
respect to such Distribution                                              $199,372.08
Date..................................................
(v)to reimburse certain previous reductions in the Class B
Invested Amount                                                                 $0.00
 ............................................................
 ................
(vi)to pay the Collateral Monthly Interest for such
Distribution
Date equal                                                                $541,426.30
to..........................................................
 ............
(vii)to pay any portion of the Allocable Servicing Fee not
paid pursuant to clause (i)                                                     $0.00
above...................................................
(viii)to fund the Collateral Investor Default Amount with
respect to such Distribution                                              $346,277.83
Date..................................................
(ix)to reimburse certain previous reductions in the
Collateral
Invested Amount                                                                 $0.00
 ............................................................
 ................
(x)to make any required deposit in the Cash Collateral                          $0.00
Account..
(xi)to make any required deposit to the Reserve Account                         $0.00
 ....................................
(cc)The amount of Subordinated Principal Collections with
respect to such
Distribution Date is equal                                             $38,604,948.84
to..........................................................
 ...........................................................
(dd)The Principal Allocation Percentage is equal to                            87.79%
 ............................................................
 .................
(ee)The total amount to be distributed to Class A
Certificateholders on
such Distribution Date in payment of principal is equal                         $0.00
to..........................................................
(ff)The total amount to be distributed to Class B
Certificateholders on
such Distribution Date in payment of principal is equal                         $0.00
to..........................................................
(gg)The amount of Class A Investor Charge-Offs for such
Distribution
Date is equal                                                                   $0.00
to..........................................................
 ............................................................
 .......................

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(hh)The total amount of reimbursements of Class A Investor
Charge-Offs
for such Distribution Date is equal                                             $0.00
to..........................................................
 ........................................

(ii)The amount of Class B Investor Charge-Offs and other
reductions in
the Class B Invested Amount for such Distribution Date is                       $0.00
equal to......................................
(jj)The total amount of reimbursements of Class B Investor
Charge-Offs
for such Distribution Date is equal                                             $0.00
to..........................................................
 ..........................................
(kk)The Class A Invested Amount at the close of business on
such
Distribution Date (after giving effect to all payments and
adjustments
on such Distribution Date) will be equal                              $870,000,000.00
to..........................................................
 ...............................
(ll)The Class B Invested Amount at the close of business on
such
Distribution Date (after giving effect to all payments and
adjustments
on such Distribution Date) will be equal                               $47,500,000.00
to..........................................................
 ................................
(mm)The Available Collateral Amount as of the close of
business on the
preceding Distribution Date (after giving effect to any
withdrawal
from the Collateral Account) was equal                                 $82,500,000.00
to..........................................................
 .................................
(nn)The Required Collateral Amount as of the close of
business on such
Distribution Date, after giving effect to any withdrawal
from the
Collateral Account and payments to the Collateral Interest
Holder on
such Distribution Date, will be equal                                  $82,500,000.00
to..........................................................
 .......................................
(oo)The ratio of the Required Collateral Amount to the Class
B Invested Amount
as of the close of business on such Distribution Date, after giving effect
to any withdrawal from the Collateral Account and payments
to the
Collateral Interest Holder on such Distribution Date, will                    173.68%
be equal to ......................................
(pp)The Cumulative Excess Interest Amount as of the close of business on
such Distribution Date, after giving effect to any payments
of interest
to Class B Certificateholders on such Distribution Date,                        $0.00
will be equal to .............................
8.Total amount to be on deposit in the Collection Account
(after giving effect to
allocations required to be made pursuant to the terms of all other Series now
outstanding and to the payment of the Servicer's fee and
funding of investor default
amounts) prior to making distributions on such Distribution            $12,235,363.03
Dates is equal to .................
9.The total amount to be allocated according to the terms of the Collateral
Agreement on such Distribution Date is equal to                         $6,917,746.27
 ............................................................
 ................

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10.Total amount to be distributed from the Collection
Account to the
Servicer in respect of the unpaid Allocable Servicing Fee
for the
preceding Due Period on such Distribution Date (after taking into
consideration the amounts which have been netted with
respect to this
Series against deposits to the Collection Account) is equal                     $0.00
to...............................................
11.The Class A Adjusted Amount                                        $870,000,000.00
 ............................................................
 ................................................
12.The Class B Adjusted Amount                                         $47,500,000.00
 ............................................................
 ................................................
13.The Controlled Accumulation Amount                                           $0.00
 ............................................................
 ......................................
14.The Controlled Deposit Amount                                                $0.00
 ............................................................
 ................................................
15.The Deficit Controlled Deposit Amount                                        $0.00
 ............................................................
 ...................................
16.The Principal Funding Account Balance                                        $0.00
 ............................................................
 ..................................
17.The Principal Funding Investment Shortfall                                   $0.00
 ............................................................
 ............................
18.The Required Reserve Account Amount                                  $3,899,375.00
 ............................................................
 ..................................
19.The Reserve Account Balance                                          $3,899,375.00
 ............................................................
 ....................................................
20.As of the date hereof, to the best knowledge of the
undersigned, the Servicer
has performed in all material respects all its obligations
under the Pooling
and Servicing Agreement through the Due Period preceding
such
Distribution Date or, if there has been a default in the
performance of
any such obligation, set forth in detail the (i) nature of
such default,
(ii) the action taken by the Transferor and Servicer, if
any, to remedy such default
and (iii) the current status of each such default; if                           $0.00
applicable, insert "None".
21.As of the date hereof, to the best knowledge of the
undersigned, no
Amortization Event has been deemed to have occurred on or
prior to
such Distribution Date.
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22.As of the date hereof, to the best knowledge of the
undersigned, no
Lien has been placed on any of the Receivables other than
pursuant to
the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
consists of :
____________________________________________).
23.The amounts specified to be deposited into and withdrawn
from the
Collection Account, as well as the amounts specified to be
paid to the
Transferor, the Servicer, the Interest Holder and the
Certificateholders
are all in accordance with the requirements of the Pooling
and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and
delivered this
0





HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
      Name: Steven H. Smith
      Title: Servicing Officer



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Household Finance Corporation
Household Card Funding Corp.                                           September 2000
Household Credit Card Master Trust I , Series 1997-1                    Oct 16, 2000

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest                                $5.787743057
2. Principal distribution per $1,000 interest                                   $0.00
3. Interest distribution per $1,000 interest                             $5.787743057
B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
(a) One-month LIBOR                                                      6.621250000%
(b) Spread                                                                    0.1000%
(c) Class A Certificate Rate                                             6.721250000%
2. Beginning Principal Amount                                         $870,000,000.00
3. Days in Interest Period                                                         31
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                                               $2,093,097,581.67
(b) Collections of Finance Charge and Administrative                  $120,242,556.85
Receivables
(c) Collections of Principal                                        $1,972,855,024.82
2. Allocation of Receivables
(a) Class A Invested Percentage                                                87.00%
(b) Principal Allocation Percentage                                            87.79%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                                            $199,884,361.88
% of Gross Receivables                                                          2.99%
(b) Delinquent 30 - 59 days                                            $72,793,074.04
% of Gross Receivables                                                          1.09%
(c) Delinquent 60+ days                                               $154,818,022.97
% of Gross Receivables                                                          2.31%
4. Class A Investor Default Amount                                      $3,651,657.09
5. Class A Investor Charge-offs; Reimbursement of Charge-
offs
(a) Class A Investor Charge-offs, if any, for the                               $0.00
Distribution Date
(b) The amount of Item 5.(a) per $1,000 interest                                $0.00
(c) Total reimbursed to Trust in respect of Class A Investor                    $0.00
Charge-offs
(d) The amount of Item 5.(c) per $1,000 interest                                $0.00
(e) The amount, if any, by which the outstanding principal
balance of the
          Class A Certificates exceeds the class A Invested
Amount as of
            the end of the Distribution Date                                    $0.00
6. Allocable Servicing Fee paid for the Distribution Date               $1,666,666.67
7. Deficit Controlled Amortization Amount for the                               $0.00
Distribution Date
D.Class A Pool Factor                                                       1.0000000
E. Receivables Balances
1. Principal Receivables as of the last day of the preceding        $6,538,502,718.34
Due Period
2. Finance Charge and Administrative Receivables as of the            $149,305,115.51
last day
      of the preceding Due Period
F.Class B Certificates
1. Class B Invested Amount as of the end of the Distribution           $47,500,000.00
Date
2. Available Collateral Invested Amount as of the end of the           $82,500,000.00
Distribution Date


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Household Finance Corporation
Household Card Funding Corp.                                           September 2000
Household Credit Card Master Trust I , Series 1997-1                     Oct 16, 2000


CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest                                $5.942743158
2. Principal distribution per $1,000 interest
              $0.00
3. Interest distribution per $1,000 interest                             $5.942743158
B. Calculation of Class B Interest
1. Calculation of Class B Certificate Rate
(a) One-month LIBOR                                                      6.621250000%
(b) Spread                                                                    0.2800%
(c) Class B Certificate Rate                                             6.901250000%
2. Beginning Invested Amount                                           $47,500,000.00
3. Days in Interest Period                                                         31
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                                               $2,093,097,581.67
(b) Collections of Finance Charge and Administrative                  $120,242,556.85
Receivables
(c) Collections of Principal                                        $1,972,855,024.82
2. Allocation of Receivables
(a) Class B Invested Percentage                                                4.750%
(b) Principal Allocation Percentage                                           87.788%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                                            $199,884,361.88
% of Gross Receivables                                                          2.99%
(b) Delinquent 30 - 59 days                                            $72,793,074.04
% of Gross Receivables                                                          1.09%
(c) Delinquent 60+ days                                               $154,818,022.97
% of Gross Receivables                                                          2.31%
4. Class B Investor Default Amount                                        $199,372.08
5. Class B Investor Charge-offs; Reimbursement of Charge-
offs
(a) Class B Investor Charge-offs, if any, for the                               $0.00
Distribution Date
(b) The amount of Item 5.(a) per $1,000 interest                                $0.00
(c) Total reimbursed to Trust in respect of Class B Investor                    $0.00
Charge-offs
(d) The amount of Item 5.(c) per $1,000 interest                                $0.00
(e) The amount, if any, by which the outstanding principal                      $0.00
balance of the
          Class B Certificates exceeds the Class B Invested
Amount as of
            the end of the Distribution Date
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the end of the                          $0.00
Distribution Date
(b) Available Cash Collateral Amount as a percent of the                        0.00%
Class B
        Invested Amount, each at the end of the Distribution
Date
7. Available Collateral Invested Amount                                $82,500,000.00
8. Deficit Controlled Amortization Amount for the                               $0.00
Distribution Date
D.Class B Pool Factor                                                      1.00000000
E. Receivables Balances
1. Principal Receivables as of the last day of the preceding        $6,538,502,718.34
Due Period
2. Finance Charge and Administrative Receivables as of the            $149,305,115.51
last day
      of the preceding Due Period


MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

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